SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) May 31, 1996




                             Host Marriott Corporation
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


          1-5664                                    53-0085950
   (Commission File Number)           (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
               (Address of Principle Executive Offices) (Zip Code)




        Registrant's Telephone Number, Including Area Code (301) 380-9000
         (Former Name or Former Address, if changed since last report.)




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Item 5.   Other Events

On May 31, 1996, the Registrant announced that it had named Bruce D. Wardinski senior vice president and treasurer replacing Scott A. LaPorta, who announced plans to join Hilton Hotels Corporation.

Item 7. Financial Statements and Exhibits


     (c) 99.1  News Release dated May 31, 1996.







                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Host Marriott Corporation

                                     By: /s/ Donald D. Olinger
                                        ----------------------
                                        Donald D. Olinger
                                        Vice President and Corporate Controller

June 5, 1996